UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 24, 2025

Domino’s Pizza, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

001-32242	38-2511577
(Commission File Number)	(I.R.S. Employer Identification No.)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Domino’s Pizza, Inc. Common Stock, $0.01 par value	DPZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 24, 2025, Domino’s Pizza, Inc. issued a press release announcing financial results for the fourth quarter and fiscal year, each ended December 29, 2024. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Form 8-K and the Exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and therefore shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Domino’s Pizza, Inc. fourth quarter and fiscal 2024 financial results press release, dated February 24, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

Date:	February 24, 2025	/s/ Sandeep Reddy
Sandeep Reddy Executive Vice President, Chief Financial Officer (Principal Financial Officer)